Exhibit 10.4
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT
     THIS THIRD AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of June ___, 2006, is entered into by and among ATLAS PIPELINE PARTNERS, L.P., a Delaware limited partnership (“Borrower”); ATLAS PIPELINE NEW YORK, LLC, a Pennsylvania limited liability company (“APL New York”); ATLAS PIPELINE OHIO, LLC, a Pennsylvania limited liability company (“APL Ohio”); ATLAS PIPELINE PENNSYLVANIA, LLC, a Pennsylvania limited liability company (“APL Pennsylvania”); ATLAS PIPELINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“APL Operating”); ATLAS PIPELINE MID-CONTINENT LLC, a Delaware limited liability company (“APL Mid-Continent”); ELK CITY OKLAHOMA PIPELINE, L.P., a Texas limited partnership (“Elk City”); ELK CITY OKLAHOMA GP, LLC, a Delaware limited liability company (“Elk City GP”); ATLAS ARKANSAS PIPELINE LLC, an Oklahoma limited liability company (“Atlas Arkansas”); MID-CONTINENT ARKANSAS PIPELINE, LLC, an Arkansas limited liability company (“AAPL2”); NOARK PIPELINE SYSTEM, LIMITED PARTNERSHIP, an Arkansas limited partnership (“NOARK”); NOARK Energy Services, L.L.C., an Oklahoma limited liability company (“NOARK Energy”); Ozark Gas Gathering, L.L.C., an Oklahoma limited liability company (“OGG”); and Ozark Gas Transmission, L.L.C., an Oklahoma limited liability company (“OGT”; OGT, OGG, NOARK Energy, NOARK, AAPL2, Atlas Arkansas, Elk City GP, Elk City, APL Mid-Continent, APL New York, APL Ohio, APL Pennsylvania and APL Operating are collectively referred to herein as the “Guarantors,” and Borrower and Guarantors are collectively referred to herein as the “Obligors”); each of the lenders party hereto (individually, together with its successors and assigns, a “Lender,” and collectively, “Lenders”); and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).
R E C I T A L S
     A. Borrower, certain Guarantors, Administrative Agent and the Lenders have entered into that certain Revolving Credit and Term Loan Agreement dated as of April 14, 2005, as amended by that certain First Amendment to Revolving Credit and Term Loan Agreement dated as of October 31, 2005, and that certain Second Amendment to Revolving Credit and Term Loan Agreement dated as of May 1, 2006 (as further renewed, extended, amended or restated from time to time, the “Credit Agreement”).
     B. Borrower has requested that the Lenders amend the Credit Agreement as set forth herein.
     C. Administrative Agent and the Lenders have agreed to amend the Credit Agreement as so requested, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the parties agree as follows:
     SECTION 1. Terms Defined in Credit Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.
     SECTION 2. Amendments to Credit Agreement. Subject to the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

     (a) The definition of “Applicable Margin” in Section 1.02 of the Credit Agreement (Definitions) is hereby amended in its entirety to read as follows:
     “Applicable Margin shall mean with respect to Revolver Loans and the Term Loan, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio as in effect from time to time:

	Applicable Margin
	LIBOR
	Loans and	Base Rate
Leverage Ratio	L/C Fees	Loans
Less than or equal to 3.00 to 1.00	1.25%	0.25%

Greater than 3.00 to 1.00, but less than or equal to 3.50 to 1.00	1.50%	0.50%

Greater than 3.50 to 1.00, but less than or equal 4.00 to 1.00	1.75%	0.75%

Greater than 4.00 to 1.00, but less than or equal to 4.50 to 1:00	2.00%	1.00%

Greater than 4.50 to 1.00, but less than or equal to 5.25 to 1:00	2.25%	1.25%

Greater than 5.25 to 1.00	2.50%	1.50%
Each change in the Applicable Margin resulting from a change in the Leverage Ratio shall take effect on the date of delivery by the Borrower to the Administrative Agent of notice thereof pursuant to Section 8.01(j). However, if the Borrower fails to deliver a compliance certificate when required pursuant to Section 8.01(j), then the Applicable Margin shall be set at the highest level until such date as the Borrower delivers such compliance certificate to the Administrative Agent.”
     (b) The definition of “Termination Date” in Section 1.02 of the Credit Agreement (Definitions) is hereby amended by replacing each occurrence of the words “April 13, 2010” therein with the words “June 29, 2011”.
     (c) The following definition is hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate:
     “Specified Acquisition Period means, if the Borrower makes a acquisition permitted under Section 9.03(i) hereof after the fiscal quarter ending June 30, 2006 for a purchase price in excess of $30,000,000, the period from the date such acquisition is closed until the earliest of: (i) the closing of an Equity Offering by the Borrower; (ii) the last day of the third fiscal quarter following the closing date of such acquisition; and (iii) 270 days from the date such acquisition is closed; provided that another Specified Acquisition Period shall not commence until the current Specified Acquisition Period shall have terminated and there shall have been at least one fiscal quarter when there was no Specified Acquisition Period in effect and during such fiscal quarter when no Specified Acquisition Period was in effect the Borrower was in compliance with the Sections 9.14 and 9.15.”
     (d) Section 2.04(a) of the Credit Agreement (Commitment Fee) is hereby amended in its entirety to read as follows:
     “(a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolver Lender a commitment fee on the daily average unused amount of the aggregate Revolver Commitments, up to, but excluding, the Termination Date in respect of the Revolver Facility at a rate per annum equal to: (i) 0.25% during any period in which the Leverage Ratio is less than or equal to 3.00 to 1.00; (ii) 0.30% during any period in which the Leverage Ratio is greater than 3.00 to 1.00 but less than or equal to 3.50 to 1.00; (iii) 0.375% during any period in which the Leverage Ratio is greater than 3.50 to 1.00 but less than or equal to 5.25 to 1.00; or (iv) 0.50% during any period in which the Leverage Ratio is greater than 5.25 to 1.00. Accrued commitment fees shall be payable quarterly in arrears on each Quarterly Date and on the Termination Date in respect of the Revolver Facility. Each change in the commitment fee resulting from a change in the Leverage Ratio shall take effect on the date of delivery by the Borrower to the Administrative Agent of notice thereof pursuant to Section 8.01(j). If the Borrower fails to deliver a compliance certificate when required pursuant to Section 8.01(j), then the commitment fee shall equal 0.50% until such date as the Borrower delivers such compliance certificate to the Administrative Agent.”
     (e) Section 8.13 of the Credit Agreement (Guaranties) is hereby amended by replacing the phrase “at the time of” each time it occurs with the phrase “within fifteen (15) days of” (maintaining capitalized first letters if such phrase appears at the beginning of a sentence).
     (f) Section 9.14 of the Credit Agreement (Leverage Ratio) is hereby amended in its entirety to read as follows:
     “Section 9.14 Consolidated Funded Debt to Consolidated EBITDA. The Borrower will not permit the ratio of its Consolidated Funded Debt to Consolidated EBITDA (the “Leverage Ratio”) as of the end of any fiscal quarter of the Borrower (calculated quarterly based upon the four most recently completed quarters, and including pro forma adjustments acceptable to the Administrative Agent following any material acquisition) to be more than: (i) 5.25 to 1.00 at any time other than during a Specified Acquisition Period; and (ii) 5.75 to 1.00 during a Specified Acquisition Period.”
     (g) Section 9.15 of the Credit Agreement (Senior Secured Leverage Ratio) is hereby amended in its entirety to read as follows:
     “Section 9.15 Consolidated Senior Secured Debt to Consolidated EBITDA. The Borrower will not permit the ratio of its Consolidated Senior Secured Debt to Consolidated EBITDA (the “Senior Secured Leverage Ratio”) as of the end of any fiscal quarter of the Borrower (calculated quarterly based upon the four most recently completed quarters, and including pro forma adjustments acceptable to the Administrative Agent following any material acquisition) to be more than: (i) 4.00 to 1.00 at any time other than during a Specified Acquisition Period; and (ii) 4.50 to 1.00 during a Specified Acquisition Period.”

     (h) Section 9.19 of the Credit Agreement (Subsidiaries) is hereby amended by replacing the first sentence thereof with the following sentence:
     “The Obligors shall not create or add any additional Subsidiaries (other than Unrestricted Entities) that do not become Guarantors hereunder within fifteen (15) days of such creation or addition.”
     SECTION 3. Amendment Effective Date. This Amendment shall be binding upon all parties to the Credit Agreement as of the date (the “Amendment Effective Date”) that Administrative Agent receives the following:
     (a) sufficient counterparts of this Amendment, executed and delivered to Administrative Agent by (i) each Obligor, (ii) Administrative Agent, (iii) Issuing Bank, and (iv) all Lenders;
     (b) receipt of all fees and expenses due and payable by the Obligors hereunder; and
     (c) such other agreements, certificates, documents and evidence of authority as Co-Lead Arrangers, any Lender or counsel to the Co-Lead Arrangers may reasonably request.
     SECTION 4. Representations and Warranties of Obligors. Each of the Obligors represents and warrants to Administrative Agent, Issuing Bank and Lenders, with full knowledge that Administrative Agent, Issuing Bank, and Lenders are relying on the following representations and warranties in executing this Amendment, as follows:
     (a) each Obligor has the organizational power and authority to execute, deliver and perform this Amendment and such other Loan Documents executed in connection herewith, and all organizational action on the part of such Person requisite for the due execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith has been duly and effectively taken;
     (b) the Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which any Obligor is a party constitute the legal, valid and binding obligations of each Obligor to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms;
     (c) this Amendment does not and will not violate any provisions of any of the organizational documents of any Obligor, or any contract, agreement, instrument or requirement of any Governmental Authority to which any Obligor is subject. Obligors’ execution of this Amendment will not result in the creation or imposition of any lien upon any properties of any Obligor, other than those permitted by the Credit Agreement and this Amendment;
     (d) the execution, delivery and performance of this Amendment by Obligors does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof; and
     (e) no Default exists, and all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date, other than those which have been disclosed to Administrative Agent, Issuing Bank and Lenders in writing.

     SECTION 5. Reference to and Effect on the Agreement.
     (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.
     (b) Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Obligors ratify and confirm that (a) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (b) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (c) the collateral under the Security Instruments is unimpaired by this Amendment.
     SECTION 6. Costs, Expenses and Taxes. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment, and the other instruments and documents to be delivered hereunder, including reasonable attorneys’ fees and out-of-pocket expenses of Administrative Agent. In addition, Borrower shall pay any and all recording and filing fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.
     SECTION 7. Disclosure of Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and in order to induce Administrative Agent, Issuing Bank and Lenders to enter into this Amendment, each Obligor represents and warrants that it knows of no defenses, counterclaims or rights of setoff to the payment of any Indebtedness.
     SECTION 8. Affirmation of Guaranty Agreements, Security Interest.
     (a) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this Amendment, and the transactions contemplated hereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty Agreement and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Amendment.
     (b) Obligors hereby confirm and agree that any and all liens, security interests and other security or collateral now or hereafter held by Administrative Agent for the benefit of Lenders as security for payment and performance of the Obligations hereby under such Security Instruments to which such Obligor is a party are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Instruments are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.
     SECTION 9. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

     SECTION 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION 11. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 12. NO ORAL AGREEMENTS. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[The remainder of this page intentionally blank. Signature pages to follow.]

     In Witness Whereof, the parties have executed this Third Amendment to Credit Agreement as of the day and year first above written.

ATLAS PIPELINE PARTNERS, L.P.
By:	Atlas Pipeline Partners GP, LLC its general partner

By:

Michael Staines
President and Chief Operating Officer

ATLAS PIPELINE FINANCE CORPORATION

By:

Michael Staines
President and Chief Operating Officer

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.
By:	Atlas Pipeline Partners GP, LLC its general partner

ATLAS PIPELINE NEW YORK, LLC
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
	By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS PIPELINE OHIO, LLC
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
	By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS PIPELINE PENNSYLVANIA, LLC
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
	By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS PIPELINE MID-CONTINENT LLC
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
	By:	Atlas Pipeline Partners GP, LLC, its general partner
SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

ELK CITY OKLAHOMA GP, LLC
By:	Atlas Pipeline Mid-Continent LLC, its sole member
	By:	Atlas Pipeline Operating Partnership, L.P., its sole member
		By:	Atlas Pipeline Partners GP, LLC, its general partner

ELK CITY OKLAHOMA PIPELINE, L.P.
By:	Elk City Oklahoma GP, LLC its general partner
	By:	Atlas Pipeline Mid-Continent LLC, its sole member
		By:	Atlas Pipeline Operating Partnership, L.P., its sole member
			By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS ARKANSAS PIPELINE LLC
By:	Atlas Pipeline Mid-Continent LLC, its sole member
	By:	Atlas Pipeline Operating Partnership, L.P., its sole member
		By:	Atlas Pipeline Partners GP, LLC, its general partner

MID-CONTINENT ARKANSAS PIPELINE, LLC
By:	Atlas Pipeline Mid-Continent LLC, its sole member
	By:	Atlas Pipeline Operating Partnership, L.P., its sole member
		By:	Atlas Pipeline Partners GP, LLC, its general partner

NOARK PIPELINE SYSTEM, LIMITED PARTNERSHIP
By:	Atlas Arkansas Pipeline LLC and Mid-Continent Arkansas Pipeline, LLC, its general partners
	By:	Atlas Pipeline Mid-Continent LLC, their sole member
		By:	Atlas Pipeline Operating Partnership, L.P., its sole member
			By:	Atlas Pipeline Partners GP, LLC, its general partner
SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

OZARK GAS GATHERING, L.L.C.
By:	NOARK Pipeline System, Limited Partnership, its sole member
	By:	Atlas Arkansas Pipeline LLC and Mid-Continent Arkansas Pipeline, LLC, its general partners
		By:	Atlas Pipeline Mid-Continent LLC, their sole member
			By:	Atlas Pipeline Operating Partnership, L.P., its sole member
				By:	Atlas Pipeline Partners GP, LLC, its general partner

OZARK GAS TRANSMISSION, L.L.C.
By:	NOARK Pipeline System, Limited Partnership, its sole member
	By:	Atlas Arkansas Pipeline LLC and Mid-Continent Arkansas Pipeline, LLC, its general partners
		By:	Atlas Pipeline Mid-Continent LLC, their sole member
			By:	Atlas Pipeline Operating Partnership, L.P., its sole member
				By:	Atlas Pipeline Partners GP, LLC, its general partner

NOARK ENERGY SERVICES, L.L.C.
By:	NOARK Pipeline System, Limited Partnership, its sole member
	By:	Atlas Arkansas Pipeline LLC and Mid-Continent Arkansas Pipeline, LLC, its general partners
		By:	Atlas Pipeline Mid-Continent LLC, their sole member
			By:	Atlas Pipeline Operating Partnership, L.P., its sole member
				By:	Atlas Pipeline Partners GP, LLC, its general partner

By:

Michael Staines, President
and Chief Operating Officer
SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

ADMINISTRATIVE AGENT, ISSUING BANK AND A LENDER: WACHOVIA BANK, NATIONAL ASSOCIATION
By:
Jay Buckman
Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

LENDERS: BANK OF AMERICA, N.A.
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

BANK OF OKLAHOMA N.A.
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

KEYBANK NATIONAL ASSOCIATION
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

WELLS FARGO BANK, N.A.
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

BNP PARIBAS
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

NEWCOURT CAPITAL USA INC.
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

COMERICA BANK
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

COMPASS BANK
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

CITIBANK TEXAS, N.A.
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

FORTIS CAPITAL CORP.
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

GUARANTY BANK
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

NATIONAL CITY BANK
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

NATEXIS BANQUES POPULAIRES
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

UFJ BANK LIMITED, NEW YORK BRANCH
By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

WESTLB AG, NEW YORK BRANCH
By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO
THIRD AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT